Advances to joint ventures	12 Months Ended
Dec. 31, 2021
Advances to joint ventures
Advances to joint ventures

9.   Advances to joint ventures

	As of
	December 31,
(in thousands of U.S. dollars)	2021	2020
Current portion of advances to joint ventures	$—	$3,284
Long-term advances to joint ventures	7,511	869
Advances/shareholder loans to joint ventures	$7,511	$4,153

The Partnership had advances of $6.6 million and $3.3 million due from SRV Joint Gas Ltd. as of December 31, 2021 and 2020, respectively. The Partnership had advances of $0.9 million due from SRV Joint Gas Two Ltd. for both December 31, 2021 and 2020, respectively.

The advances consist of shareholder loans where the principal amounts, including accrued interest, are repaid based on available cash after servicing of long-term bank debt. The shareholder loans were amended during the fourth quarter of 2021 and in January 2022 to extend the maturity and increase the loan amount by $1.1 million to $8.6 million in the aggregate. The shareholder loans are due not later than the 20th anniversary of the delivery date of each FSRU. The Neptune and the Cape Ann were delivered on November 30, 2009 and June 1, 2010, respectively. Accordingly, the outstanding balances on the shareholder loans are classified as non-current portion of advances to joint ventures as of December 31, 2021.

The shareholder loans are subordinated to long-term bank debt. Under terms of the shareholder loan agreements, the repayments shall be prioritized over any dividend payment to the owners of the joint ventures. The shareholder loans bear interest at a fixed rate of 8.0% per year. The other joint venture partners have, on a combined basis, an equal amount of shareholder loans outstanding at the same terms to each of the joint ventures.

The joint ventures repaid the original principal of all shareholder loans during 2016. On November 30, 2021, the SRV Joint Gas Ltd, closed the refinancing of the Neptune debt facility (the “New Neptune Facility”) which has an initial loan amount of $154 million and which is scheduled to be fully amortized with quarterly debt service over a period of 8 years based on annuity repayment profile. The New Neptune Facility replaces the balloon amount of $169 million that was repaid under the previous debt facility secured by the Neptune. The difference in the loan amount was mainly financed by cash held by SRV Joint Gas Ltd and subordinated shareholder loans from the shareholders, including a new subordinated shareholder loan of $3.0 million from the Partnership made in the fourth quarter of 2021. As of December 31, 2021 and 2020, the outstanding balances consist of accrued interest on the shareholder loans and a new subordinated loan.

As of September 30, 2017, the joint ventures suspended payments on the shareholder loans pending the outcome of the boil-off claim. Accordingly, the outstanding balance on the shareholder loans was classified as long-term as of December 31, 2019. As of April 1, 2020, the joint ventures reached an agreement on the boil-off claim requiring full settlement during 2020. The first instalment of the settlement was paid by the joint ventures in April 2020 and the second and final instalment of the settlement was paid by the joint ventures in December 2020. Refer to note 17 under “Joint ventures boil-off settlement.” The shareholder loans are subordinated to long-term bank debt and the repayment plan is subject to quarterly discretionary revisions based on available cash after servicing of the long-term bank debt and meeting a 1.20 historical and projected debt service coverage ratio. As of December 31, 2021, both the 1.20 historical and projected debt service coverage ratios were met by SRV Joint Gas Ltd and SRV Joint Gas Two Ltd. As a result, both SRV Joint Gas Ltd. and SRV Joint Gas Two Ltd. qualify to make payments on the shareholder loans or other distributions.